Premises and Equipment	12 Months Ended
Dec. 31, 2012
Premises and Equipment [Abstract]
Premises and Equipment

7.  Premises and Equipment

The detail of premises and equipment as of December 31st for the past two years is as follows:

(In thousands)	December 31, 2012	December 31, 2011
Land and buildings	$12,347	$11,458
Furniture, fixtures and equipment	6,719	6,793
Leasehold improvements	2,319	2,150
Gross premises and equipment	21,385	20,401
Less: Accumulated depreciation	(9,323)	(9,051)
Net premises and equipment	$12,062	$11,350

Amounts charged to noninterest expense for depreciation of premises and equipment amounted to $1.1 million in both 2012 and 2011.

The Company currently accounts for all of its leases as operating leases. In addition, the Company has one lease with a related party.  The Company leases its Clinton, New Jersey headquarters from a partnership in which two Board members, Messrs. D. Dallas and R. Dallas are partners.  Under the lease for the facility, the partnership received aggregate rental payments of $427 thousand in 2012 and $416 thousand in 2011.  Rental payments reflect market rents and the lease reflects terms that are comparable to those which could have been obtained in a lease with an unaffiliated third party.  This lease has a five-year term, expiring at the end of 2013.  The annual rent is increased each year by the increase in the Consumer Price Index (“CPI”) for the New York Metropolitan area (not to exceed 3 percent).